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                                                                   EXHIBIT 10.7

                          JACOBS ENGINEERING GROUP INC.

                  AMENDED AND RESTATED EXECUTIVE DEFERRAL PLAN

                                     Purpose
                                     -------

         The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Jacobs Engineering Group Inc. and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan represents both an amendment and restatement of the Company's 1999 Executive Deferral Plan and a merger of the Company's 1998 Executive Deferral Plan into this amended and restated Plan. This amendment and restatement is effective as of January 1, 2002.

                                    ARTICLE 1
                                   Definitions
                                   -----------

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, at any given time, the balance in a Participant's Deferral Account. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Bonus" shall mean any cash compensation, in addition to Base Annual Salary, otherwise payable in a Plan Year to a Participant as an Employee under any Employer's annual bonus, incentive bonus and cash incentive plans.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and Directors Fees that a Participant elects to have, and is, deferred in accordance with Article 3, for any one Plan Year.

1.4 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the last business day of the Plan Year, in the case of an installment payment under
         Section 5.2, and on the last business day prior to the Participant's death, in the case of an installment payment under Section 6.2. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition. Each annual installment paid shall be divided by 12, and the resulting number shall be the monthly installment payment that shall be paid each month of the Plan Year to which such

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         annual installment relates. Subject to the payment provisions of
         Section 5.2 or 6.2, as the case may be, the monthly installment payment shall be paid as soon as practicable after the first day of the month to which it relates.

1.5 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation bonus and/or expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8      "Board" shall mean the board of directors of the Company.

1.9 "Change in Control" shall have the same meaning as contained in the Company's 1999 Stock Incentive Plan.

1.10     "Claimant" shall have the meaning set forth in Section 14.1.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.12     "Committee" shall mean the committee described in Article 12.

1.13 "Company" shall mean Jacobs Engineering Group Inc. and any successor to all or substantially all of the Company's assets or business.

1.14 "Deduction Limitation" shall mean, with respect to those distributions otherwise payable to a Participant (or his or her Beneficiary) under the Plan which are specifically subject to this Deduction Limitation, that amount which, when combined with other compensation paid to a Participant (or his or her Beneficiary) for a taxable year, would not be deductible by the Employer by reason of the limitation imposed by Code Section 162(m). The Deduction Limitation shall be determined by the Company in good faith. Once an amount has been determined by the Company to be subject to the Deduction Limitation, the Company may, at its sole discretion, defer the amount that would otherwise be paid to a Participant (or his or her Beneficiary). Any amounts so deferred will remain in the Participant's Account Balance, and shall be entitled to continued crediting and debiting of additional amounts in

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         accordance with Section 3.4 below. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to distributions that become payable after a Change in Control.

1.15 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus or less, as the case may be, (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.16 "Director" shall mean any member of the board of directors of the Company.

1.17 "Directors Fees" shall mean the annual fees paid by the Company, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.18 "Disability" shall have the same meaning as contained in the Company's 1999 Stock Incentive Plan with regards to a Participant who is an employee of any Employer, but not a Director, and the Company's 1999 Outside Director Stock Plan with regards to a Participant who is a Director, but not an employee of any Employer.

1.19     "Disability Benefit" shall mean the benefit set forth in Article 8.

1.20 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.21     "Employee" shall mean a person who is an employee of any Employer.

1.22 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) unless the subsidiary has been excluded from participation in the Plan, as a sponsor by the Board.

1.23 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.24 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

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1.25     "Plan" shall mean the Company's Amended and Restated Executive Deferral
         Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.26 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, as described in
         Section 11.3 below.

1.27 "Plan Year" shall mean a period beginning on January 1 of a particular calendar year and continuing through December 31 of such calendar year.

1.28     "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
          Article 6.

1.29 "Retirement" shall have the same meaning as contained in the Company's 1999 Stock Incentive Plan with regards to a Participant who is an employee of any Employer, but not a Director, and the Company's 1999 Outside Director Stock Plan with regards to a Participant who is a Director, but not an employee of any Employer.

1.30     "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.31     "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.32     "Termination Benefit" shall mean the benefit set forth in Article 7.

1.33 "Termination of Employment" shall mean the severing of (i) employment with all Employers or (ii) service as a Director of the Company, in either case voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held.

1.34 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of June 1, 1991 between the Company and the trustee named therein, as amended from time to time.

1.35 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant if the Participant continued participation in the Plan resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.36 "1998 Executive Deferral Plan" shall mean the Jacobs Engineering Group Inc. 1998 Executive Deferral Plan.

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1.37     "1999 Outside Director Stock Plan" shall mean the Jacobs Engineering
         Group Inc. 1999 Outside Director Stock Plan, as that plan may be amended from time to time, and any successor plan thereto.

1.38 "1999 Stock Incentive Plan" shall mean the Jacobs Engineering Group Inc. 1999 Executive Incentive Plan, as that plan may be amended from time to time, and any successor plan thereto.

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                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1      Selection by Committee. The Committee, in its sole discretion, shall
         ----------------------
         establish eligibility requirements for participation in the Plan. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers and Directors of the Company.

2.2      Enrollment Requirements. As a condition to participation, each selected
         -----------------------
         Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within the time period set by the Committee, in its sole discretion, for the purpose of returning documents and forms. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3      Eligibility; Commencement of Participation. A Participant shall
         ------------------------------------------
         commence participation in the Plan on the first day of the month following the month in which he or she has (i) satisfied all Enrollment Requirements and (ii) has had his or her Plan Agreement, Election Form and Beneficiary Designation Form accepted by the Committee.

2.4      Termination of Participation and/or Deferrals. If the Committee
         ---------------------------------------------
         determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

2.5      1998 Executive Deferral Plan. As of January 1, 2002, the Company's 1998
         ----------------------------
         Executive Deferral Plan shall be merged into this Plan and any participant in that plan shall automatically become a Participant in this Plan. Furthermore, the Participant's account balance under the 1998 Executive Deferral Plan shall automatically be transferred to this Plan and that account balance shall be governed by the terms and conditions of this Plan, with the following exceptions: (i) any short-term payout elections made under Section 4.2 of the 1998 Executive Deferral Plan for plan years starting before January 1, 2002 shall continue to be governed by the terms of the 1998 Executive Deferral Plan, and (ii) any distribution to be paid after January 1, 2002 that is the result of a participant's retirement, termination, disability or death prior to January 1, 2002 shall continue to be governed by the terms of 1998 Executive Deferral Plan.

                                    ARTICLE 3
                      Deferral Commitments/Crediting/Taxes
                      ------------------------------------

3.1      Deferral Amounts.
         ----------------

         (a)      Minimum and Maximum Deferral Commitment. For each Plan Year, a
                  ---------------------------------------
                  Participant may make an irrevocable election to defer, as his or her Annual Deferral Amount, an amount of Base Annual Salary, Annual Bonus and/or Director's Fees
                 that may not be less than the minimum Annual Deferral Amount, nor more than the maximum Annual Deferral Amount, as announced by the Committee prior to the beginning of the Plan Year and set forth in the Election Form for the Plan Year.

         (b)     Short Plan Year. If a Participant first becomes a Participant
                 ---------------
                 after the first day of a Plan Year, the minimum Base Annual Salary deferral shall be the amount determined by the Committee.

         (c)     Other.
                 -----

                 (i) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount, with respect to Base Annual Salary, Annual Bonus and Directors Fees shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant's Plan Agreement and Election Form is accepted by the Committee.

                 (ii) Notwithstanding any provision of this Plan that may be construed properly to the contrary, a Base Annual Salary deferral shall be a fixed dollar amount, and an Annual Bonus or Directors Fees deferral shall be a fixed percentage of the applicable annual bonus or fee.

3.2      Withholding of Annual Deferral Amounts. For each Plan Year, the Base
         --------------------------------------
         Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts. The Annual Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus or Directors Fees are or otherwise would be paid to the Participant.

3.3      Vesting.  A Participant shall at all times be 100% vested in his or her
         -------
         Deferral Account.

3.4      Crediting/Debiting of Account Balances. In accordance with, and subject
         --------------------------------------
         to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, deferral amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a)     Election of Measurement Funds. At the time an Employee becomes
                 -----------------------------
                 a Participant in the Plan, he or she shall designate one or more Measurement Funds which shall be used to determine what additional amounts are to be credited or debited, as the case may be, to his or her Account Balance. Such designations shall apply to the Annual Deferral Amount, as such amounts are deferred by the Participant, and shall remain in force until changed by the Participant in accordance with the policies and procedures as set forth by the Committee, from time to time, which policies and procedures may be changed, modified, and/or amended by the Committee, without prior notice, at the Committee's sole discretion. Until changed by the Committee:
                 (i) Measurement Fund allocation designations must be made in whole percentage points of 5%, or multiples thereof, not to exceed 100%; (ii) a Participant may change his or hers Measurement Fund allocation elections once per calendar quarter, at any time during such quarter, but no later than the third business day prior to the end of such calendar quarter, and (iii) a change in Measurement Fund allocations will take effect at the beginning of the first calendar quarter immediately following the date of change. Notice of any change in Measurement Fund elections must be made to the Committee, or its designee, in a form acceptable to it as determined by it in its sole discretion.

(b)  Measurement Funds. A Participant may elect one or more measurement funds
     -----------------
     (the "Measurement Funds") from among those selected by the Committee for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add Measurement Funds. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days or more the day on which the Committee gives Participants advance written notice of such change. In selecting the Measurement Funds that are available from time to time, neither the Committee nor any Employer shall be liable to any Participant for such selection or adding, deleting or continuing any available Measurement Fund.

(c)  Crediting or Debiting Method. The performance of each elected Measurement
     ----------------------------
     Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance as of the close of business on the first business day of such calendar quarter were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, at the closing price on such date;
     (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar quarter were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, no later than the close of business on the third business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such calendar quarter, no earlier than three business days prior to the distribution, at the closing price on such date.


(d)  No Actual Investment. Notwithstanding any other provision of this Plan that
     --------------------
     may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or
                                                ----- ---
     construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.5      FICA and Other Taxes. For each Plan Year in which an Annual Deferral
         --------------------
         Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section.

3.6      Distributions. The Participant's Employer(s), or the trustee of the
         -------------
         Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
             Short-Term Payout; Unforeseeable Financial Emergencies;
             ------------------------------------------------------
                               Withdrawal Election
                               -------------------

4.1      Short-Term Payout. In connection with each election to defer an Annual
         -----------------
         Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to either
         (i) a percentage of some or all of the Annual Deferral Amount, as elected at the time of the deferral, or (ii) a stated dollar amount, as elected at the time of the deferral, not to exceed the Annual Deferral Amount, plus, in either case, amounts credited or debited in the manner provided in Section 3.4 above on that elected amount, determined at the time that the Short-Term Payout becomes payable. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 90 day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a three year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2002, the three year Short-Term Payout would become payable during a 90 day period commencing January 1, 2006.

4.2      Other Benefits Take Precedence Over Short-Term Payout. Should an event
         -----------------------------------------------------
         occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3      Unforeseeable Financial Emergencies. If the Participant experiences an
         -----------------------------------
         Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4      Withdrawal Election. A Participant (or his or her Beneficiary) may
         -------------------
         elect, at any time, to withdraw all of his or her Account Balance, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant shall not be eligible to elect additional deferrals under the Plan for a period of time set by the Committee, which period cannot be less than one Plan Year. The payment of this Withdrawal Amount shall be subject to the Deduction Limitation.

                                    ARTICLE 5
                               Retirement Benefit
                               ------------------

5.1      Retirement  Benefit.  Subject to the Deduction  Limitation,  a
         -------------------
         Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2      Payment of Retirement Benefit. A Participant, in connection with his or
         -----------------------------
         her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3      Death Prior to Completion of Retirement Benefit. If a Participant dies
         -----------------------------------------------
         after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant not died.

                                    ARTICLE 6
                         Pre-Retirement Survivor Benefit
                         -------------------------------

6.1      Pre-Retirement Survivor Benefit. Subject to the Deduction Limitation,
         -------------------------------
         the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies while in the employ of any Employer.

6.2      Payment of Pre-Retirement Survivor Benefit. A Participant, in
         ------------------------------------------
         connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to an Annual Installment Method of up to 15 years. The Participant may change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 90 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               Termination Benefit
                               -------------------

7.1      Termination Benefit. Subject to the Deduction Limitation, the
         -------------------
         Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2      Payment of Termination Benefit. The Participant's Termination Benefit
         ------------------------------
         shall be paid in a lump sum. The lump sum payment shall be made no later than 90 days after the day the Participant experiences the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 8
                          Disability Waiver and Benefit
                          -----------------------------

8.1      Disability Waiver.
         -----------------


         (a)      Waiver of Deferral. A Participant who is determined to be
                  ------------------
                  suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees for the Plan Year during the period the Participant is on a leave of absence from work (or from service on the Board of Directors). The Participant will continue to be considered a Participant for all other purposes of this Plan.

         (b)      Return to Work. Upon return to employment, or service as a
                  --------------
                  Director, with an Employer, after a Disability ceases, the Participant shall continue his Annual Deferral Amount prospectively from the date the Participant returns to work or service as a Director.

     8.2  Continued Eligibility; Disability Benefit. A Participant suffering a
          -----------------------------------------
          Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article
          5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 9
                             Beneficiary Designation
                             -----------------------

     9.1  Beneficiary. Each Participant shall have the right, at any time, to
          -----------
          designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

     9.2  Beneficiary Designation; Change; Spousal Consent. A Participant shall
          ------------------------------------------------
          designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

     9.3  Acknowledgment. No designation or change in designation of a
          --------------
          Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

     9.4  No Beneficiary Designation. If a Participant fails to designate a
          --------------------------
          Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5      Doubt as to Beneficiary. If the Committee has any doubt as to the
         -----------------------
         proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6      Discharge of Obligations. The payment of benefits under the Plan to a
         ------------------------
         Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                Leave of Absence
                                ----------------

10.1     Paid Leave of Absence. If a Participant is authorized by the
         ---------------------
         Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.2.

10.2     Unpaid Leave of Absence. If a Participant is authorized by the
         -----------------------
         Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     Termination, Amendment or Modification
                     --------------------------------------

11.1     Termination. Although it is anticipated that the Plan will continue for
         -----------
         an indefinite period of time, there is no guarantee that the Company will continue the Plan. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any Employer by action of the Board. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2     Amendment. The Company may, at any time, through the Board amend or
         ---------
         modify the Plan, in whole or in part, with respect to any Employer; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3     Plan Agreement. The terms of any Plan Agreement may be different for
         --------------
         any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4     Effect of Payment. The full payment of the applicable benefit under
         -----------------
         Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 Administration
                                 --------------

12.1     Committee Duties. Except as otherwise provided in this Article 12, this
         ----------------
         Plan shall be administered by a Committee appointed by the Board, which Committee may consist, in part or in full, of persons who are not on the Board. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 Administration Upon Change in Control. For purposes of this Plan, the
     -------------------------------------
     Company shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 Agents. In the administration of this Plan, the Committee may, from time to
     ------
     time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 Binding Effect of Decisions. The decision or action of the Administrator
     ---------------------------
     with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 Indemnity of Committee. All Employers shall indemnify and hold harmless the
     ----------------------
     members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 Employer Information. To enable the Committee and/or Administrator to
     --------------------
     perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13
                          Other Benefits and Agreements
                          -----------------------------

13.1 Coordination with Other Benefits. The benefits provided for a Participant
     --------------------------------
     and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                Claims Procedures
                                -----------------

14.1 Presentation of Claim. Any Participant or Beneficiary of a deceased
     ---------------------
     Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 Notification of Decision. The Committee shall consider a Claimant's claim
     ------------------------
     within a reasonable time, and shall notify the Claimant in writing:


     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

         (i) the specific reason(s) for the denial of the claim, or any part of it;

         (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

         (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

         (iv)   an explanation of the claim review procedure set forth in
                Section 14.3 below.

14.3 Review of a Denied Claim. Within 60 days after receiving a notice from the
     ------------------------
     Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a) may review pertinent documents;


     (b) may submit written comments or other documents; and/or


     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 Decision on Review. The Committee shall render its decision on review
     ------------------
     promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a) specific reasons for the decision;


     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and


     (c) such other matters as the Committee deems relevant.


14.5 Legal Action. A Claimant's compliance with the foregoing provisions of this
     ------------
     Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                      Trust
                                      -----

15.1 Establishment of the Trust. The Company has establish the Trust, and each
     --------------------------
     Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and
     -------------------------------------------
     the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 Distributions From the Trust. Each Employer's obligations under the Plan
     ----------------------------
     may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4 Investment of Trust Assets. The Trustee of the Trust shall be authorized,
     --------------------------
     upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable

          Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

                                   ARTICLE 16
                                  Miscellaneous
                                  -------------

16.1      Status of Plan. The Plan is intended to be a plan that is not
          --------------
          qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2      Unsecured General Creditor. Participants and their Beneficiaries,
          --------------------------
          heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3      Employer's Liability. An Employer's liability for the payment of
          --------------------
          benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4      Nonassignability. Neither a Participant nor any other person shall
          ----------------
          have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5      Not a Contract of Employment. The terms and conditions of this Plan
          ----------------------------
          shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6      Furnishing Information. Participant or his or her Beneficiary will
          ----------------------
          cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7      Terms. Whenever any words are used herein in the masculine, they shall
          -----
          be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8      Captions. The captions of the articles, sections and paragraphs of
          --------
          this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9      Governing Law. Subject to ERISA, the provisions of this Plan shall be
          -------------
          construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10     Notice. Any notice or filing required or permitted to be given to the
          ------
          Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                          Jacobs Engineering Group Inc.
                        --------------------------------
                          Employee Benefits
                        --------------------------------
                          1111 S. Arroyo Parkway
                        --------------------------------
                          Pasadena, CA 91105
                        --------------------------------

          Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11     Successors. The provisions of this Plan shall bind and inure to the
          ----------
          benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12     Spouse's Interest. The interest in the benefits hereunder of a spouse
          -----------------
          of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13     Validity. In case any provision of this Plan shall be illegal or
          --------
          invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14     Incompetent. If the Committee determines in its discretion that a
          -----------
          benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15     Court Order. The Committee is authorized to make any payments directed
          -----------
          by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16     Distribution in the Event of Taxation.
          -------------------------------------

          (a)  In General. If, for any reason, all or any portion of a
               ----------
               Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

          (b)  Trust. If the Trust terminates in accordance with Section 3.6(e)
               -----
               of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17     Insurance. The Employers, on their own behalf or on behalf of the
          ---------
          trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Employers may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18     Legal Fees to Enforce Rights After Change in Control. The Company and
          ----------------------------------------------------
          each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of __________.

                                             "Company"

                                             Jacobs Engineering Group Inc.

                                             By:    ____________________________


                                             Title: ____________________________